Table of Contents

Page

Message from the President                      1
Fund Reports
Templeton Pacific Growth Fund                   3
Templeton Foreign Smaller
 Companies Fund                                10
Schedule of Foreign
 Tax Withholding                               17
Statement of Investments                       20
Financial Statements                           33
Notes to Financial Statements                  36
Report of Independent
 Accountants                                   41


December 15, 1996

Dear Shareholder:

It's a pleasure to bring you the sixth annual report of the Franklin Templeton International Trust, which covers the fiscal year ended October 31, 1996. The Trust consists of the Templeton Pacific Growth Fund and the Templeton Foreign Smaller Companies Fund, which formerly was named the Franklin International Equity Fund.1

1. The Fund's name was changed on October 1, 1996.

During the reporting period, economic stability, moderate inflation and relatively low interest rates characterized many economies around the world. As a result, growing demand for equity securities led to higher stock prices across a variety of markets in both developed and developing countries. Of course, some equity markets did not perform as well as others. For instance, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which tracks the equity markets of 18 nations, reported a total return of +10.80% for the one-year period, while the MSCI Pacific Index, representative of stock markets in six countries in the region, posted a total return of only +3.50%.2 As always, it is important to remember that markets experience ups and downs, and volatility is a normal part of investing. We, therefore, urge you to focus on the achievement of your long-term investment goals, rather than concentrating on short-term market cycles.

On the following pages, you will find detailed discussions about the Templeton Pacific Growth Fund and the Templeton Foreign Smaller Companies Fund. Although the Funds have different investment objectives and strategies, their managers share a dedication to the principals of careful selection, broad diversification, and constant professional supervision. For specific information about the Funds, including the effects market conditions and management strategies had upon their performance during the fiscal year, please refer to the Funds' reports following this letter.

We thank you for your support, welcome your questions, and look forward to serving your investment needs in the years to come.

Sincerely,






Rupert H. Johnson, Jr.
President
Franklin Templeton International Trust

2. Indices are unmanaged and include price appreciation and reinvestment of dividends.

TEMPLETON PACIFIC GROWTH FUND

Your Fund's Objective:
The Templeton Pacific Growth Fund seeks to provide long-term growth of capital by investing in equity securities of which at least 65% trade on markets in the Pacific Rim.

The year under review was a period of vivid contrasts for Pacific Rim equity markets. As measured in U.S. dollars, Hong Kong's stock market rose 31.53%, Malaysia's 24.51%, and Australia's 15.70%. At the same time, Indonesia's equity market gained 13.30% and Japan's 4.29%. However, China's declined 13.19% and Thailand's suffered a loss of 28.09%. Within this environment, the Templeton Pacific Growth Fund delivered a one-year cumulative total return of +11.27%, as discussed in the Performance Summary on page 7, significantly outperforming the Morgan Stanley Capital International (MSCI) Pacific Index, which posted a total return of +3.50%.

As you can see in the chart on page 4, Hong Kong was the Fund's largest geographic exposure (29.5% of total net assets) on October 31, 1996. During the reporting period, the Hong Kong stock market rose substantially, posting large gains in the financial and real estate sectors. Several of our largest positions, including Cheung Kong Holdings Ltd., Sun Hung Kai Properties Ltd., and New World Development Co. Ltd., appreciated in value, and taking advantage of rising stock prices, we sold our shares of Hong Kong Land Holdings Co. for a profit.

At the end of the fiscal year, our exposure to Japan represented 20.3% of total net assets. Although its equity market produced a positive return during the period, Japan continued to experience problems with a questionable banking system and, consequently, we remained underweighted there relative to the MSCI Pacific Index, which had a Japanese weighting of 75.8%. During the fiscal year, we took profits in Nintendo Co. Ltd., and initiated a position in Daito Trust Construction Co. Ltd., a real estate company which, in our opinion, has strong growth potential.

Due to a stronger currency and higher commodity prices, Australia's stock market performed impressively during the year under review, and Brambles Industries Ltd., the Fund's second-largest holding, benefited greatly. We participated in Australia's initial public offering market by purchasing shares of Qantas Airways Ltd., which, in our opinion, has the potential for strong long-term growth.

Taking advantage of the considerable rise in Indonesian stock prices, we sold some of our shares of PT Indosat. Due to improved economic fundamentals and healthy corporate earnings, the Philippine equity market also rose appreciably, and we took profits by eliminating our position in Philippine Long Distance Telephone Co. We also sold some of our holdings of Filinvest Land Inc. for a gain.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Singapore's economy, which is heavily dependent upon the electronics industry, was weak throughout most of the fiscal year, as global demand for electronics slowed. Consequently, Singapore's stock market rose only slightly. However, our holdings of Development Bank of Singapore Ltd., City Developments Ltd., and Parkway Holdings Ltd. benefited from low interest rates and rising real estate prices. The Fund also profited when we sold our shares of Singapore Bus Service Ltd. following strong performance of its stock.

The Chinese, Thai, Pakistani and Indian stock markets did not fare as well as other Pacific Rim markets. We sought to take advantage of price declines in China by purchasing shares of Guangshen Railway, which operates the only railroad between Guangzhou and Shenzhen, the two largest cities in Guangchong Province.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.


   Templeton Pacific Growth Fund
   Top 10 Industries on October 31, 1996

   Based on Total Net Assets

                                                             % of Total
   Industry                                                  Net Assets
   Transportation                                            14.0%
   Multi-Industry                                            12.3%
   Banking                                                   11.6%
   Real Estate                                               10.5%
   Electrical & Electronics                                  6.9%
   Telecommunications                                        5.3%
   Forest Products & Paper                                   4.9%
   Textiles & Apparel                                        4.3%
   Construction & Housing                                    4.0%
   Food & Household Products                                 3.9%

In our opinion, the Pacific Rim continues to offer a variety of investment opportunities in industrialized nations such as Hong Kong, and in nations rich with natural resources like Australia. There are, of course, special risks involved with investing in a portfolio of securities concentrated in a single geographic region that also contains developing markets. These risks include currency fluctuations, market volatility, economic, social, and political uncertainty, and in some cases the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, Hong Kong's market has increased 830% in the last 15 years, but has suffered five declines of more than 20% during that time.*


   Templeton Pacific Growth Fund
   Top 10 Holdings on October 31, 1996

   Based on Total Net Assets

   Company                                                     % of Total
   Industry, Country                                           Net Assets

   Cheung Kong Holdings Ltd.                                   3.3%
   Multi-Industry, Hong Kong
   New World Development Co. Ltd.                              3.1%
   Real Estate, Hong Kong
   Brambles Industries Ltd.                                    3.0%
   Transportation, Australia
   Sun Hung Kai Properties Ltd.                                3.0%
   Real Estate, Hong Kong
   Parkway Holdings Ltd., foreign                              2.4%
   Real Estate, Singapore
   HSBC Holdings PLC                                           2.2%
   Real Estate, Hong Kong
   Jardine Strategic Holdings Ltd.                             2.1%
   Multi-Industry, Hong Kong
   Development Bank of Singapore Ltd.                          2.0%
   Banking, Singapore
   Sime Darby Bhd., foreign                                    1.9%
   Multi-Industry, Malaysia
   Australia Gas & Light Company                               1.9%
   Utilities-Electrical & Gas, Australia

For a complete list of portfolio holdings, please see

page 20 of this report.

*Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended September 30, 1996.

Performance Summary

The Templeton Pacific Growth Fund provided a cumulative total return of +11.27% for the one-year period ended October 31, 1996. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the Fund's initial sales charge.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 9, the Fund has delivered a cumulative total return of more than 74% since its inception on September 20, 1991.

The Fund's share price, as measured by net asset value, increased 39 cents ($0.39), from $14.11 on October 31, 1995, to $14.50 on October 31, 1996. During
the reporting period, shareholders received distributions totaling $1.140 per share, of which 21.3 cents ($0.213) represented distributions from net investment income and 92.7 cents ($0.927)represented distributions from capital gains, of which 88.5 cents ($0.885) represented long-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio.

The graph on the following page compares the performance of the Templeton Pacific Growth Fund with the performance of the Morgan Stanley Capital International (MSCI) Pacific Index since the Fund's inception on September 20, 1991. As you can see, the Fund significantly outperformed the index for most of the period.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds are generally not 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the Fund includes the maximum initial sales charge, all Fund expenses and account fees. If operating expenses such as the Templeton Pacific Growth Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Templeton Pacific Growth Fund
Periods ended October 31, 1996
                                                                       Since
                                                                     Inception
                                               1-Year     3-Year     (9/20/91)
Cumulative Total Return1                        11.27%      14.00%     74.31%
Average Annual Total Return2                     6.27%       2.87%     10.48%
Value of $10,000 Investment3                   $10,627     $10,887    $16,649


                             10/31/92 10/31/93  10/31/94   10/31/95   10/31/96
One-Year Total Return4          9.77%   38.46%     8.46%     -5.54%     11.27%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and include the maximum 4.5% initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense reductions by the Fund's manager increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

TEMPLETON FOREIGN SMALLER COMPANIESFUND

Your Fund's Objective:
The Templeton Foreign Smaller Companies Fund seeks to provide long-term growth of capital by investing primarily in equity securities of small capitalization companies -- those with a market capitalization of $1 billion or less at the time of investment outside the United States.

We are pleased to bring you this annual report of the Templeton Foreign Smaller Companies Fund, which covers the 12 months ended October 31, 1996. As discussed in the Performance Summary on page 14, the Fund delivered a one-year cumulative total return of +18.49%, significantly outperforming the Morgan Stanley Capital International Europe, Australasia, Far East Index, which posted a total return of +10.80%.

Although the Fund's name was changed from the Franklin International Equity Fund to the Templeton Foreign Smaller Companies Fund, we will con-tinue to invest in equity securities trading in foreign markets and issued by companies located outside the United States. However, we have shifted our emphasis to small cap companies (those with market capitalizations of $1 billion or less at the time of purchase). We anticipate that by January 1, 1997, the Fund will have at least 65% of its portfolio invested in such securities.

Investing in foreign small cap stocks may help U.S. investors diversify their portfolios by country and by company size. International diversification may help to protect against risk of loss because one country's stock market may be down when other countries' markets are up. Adding small cap stocks to a portfolio may also help limit risk because their return characteristics differ from those of other asset classes. Small cap equities may offer value investors an additional benefit: although roughly 80% of the world's public companies are small capitalization firms, many analysts continue to focus on the other 20%. This lack of attention means that small cap stocks often languish at bargain prices before being discovered.

During the reporting period, the Fund benefited greatly from its European holdings. Due to declining interest rates and increased participation in European equities by American investors, many European stocks performed well, with most major European stock exchanges posting gains of more than 15%, as measured in local currencies. On October 31, 1996, the Fund's largest European weightings were the United Kingdom (13.6% of total net assets), Sweden (11.2%), the Netherlands (10.0%), Spain (7.0%), and Switzerland (5.7%). The Fund profited from its overweightings in Sweden, the Netherlands, and Spain.

The Fund's performance was also helped by its Asian exposure. In Hong Kong, we saw strong corporate earnings coupled with cautiously higher stock market valuations. Although there are investor concerns about China's takeover of Hong Kong in 1997, we believe that the Chinese government is unlikely to interfere with Hong Kong's capitalistic economy and that investors in this area should be rewarded in the long term.

In contrast to Hong Kong, we had difficulty finding bargain-priced stocks in Japan. On October 31, 1996, the price/earnings ratio of the Japanese stock market was 104.1 In comparison, stocks in most other developed markets in the world sold for approximately 12 to 20 times earnings at that time. Although the Japanese stock market represented 29.6% of the world's market capitalization outside the U.S., less than 1% of the Fund's total net assets were invested in Japan at the end of the reporting period because of these high valuations.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We made few changes to the Fund's portfolio during the fiscal year. McBride Plc., a U.K. company, is one example of small cap value we discovered. It is Europe's largest manufacturer of private label household goods and personal care products. Private label products have been winning market share in Europe, as many large retailers have been expanding their private label product lines. In our opinion, McBride may stand to benefit from this trend, yet we were able to purchase its stock at what we believe could prove to be a very compelling valuation.

Looking forward, we are optimistic about the potential for rising global economic growth. Europe has been showing signs of economic recovery and potentially higher stock market returns, and most Asian economies continue to grow at rates in excess of what is anticipated in the U.S. or in Europe. Within this environment, we will continue to search for foreign small cap stocks that we believe have the potential to offer high returns for the Fund's shareholders.


   Templeton Foreign Smaller Companies Fund
   Top 10 Holdings on October 31, 1996

   Based on Total Net Assets

   Company                                                    % of Total
   Industry, Country                                          Net Assets

   De Boer Winkelbedrijven NV                                 2.0%
   Merchandising, Netherlands
   Howden Group Plc.                                          1.7%
   Machinery & Engineering, United Kingdom
   Union Bank of Norway                                       1.6%
   Banking, Norway
   News Corporation                                           1.6%
   Broadcasting & Publishing, Australia
   Peregrine Investments Holdings Ltd.                        1.6%
   Financial Services, Hong Kong
   PT Tambang Timah (Persero)                                 1.6%
   Metals & Mining, Indonesia
   Adecco SA                                                  1.5%
   Business & Public Services, Switzerland
   Ace Limited                                                1.5%
   Insurance, Bermuda
   Lex Service Plc.                                           1.5%
   Business & Public Services, United Kingdom
   Hazlewood Foods Plc.                                       1.5%
   Food & Household Products, United Kingdom

For a complete list of portfolio holdings, please see page 25 of this report.

Of course, there are special risks associated with foreign investments in smaller companies which are heightened in developing markets. These include political, social and economic uncertainties, price volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. In addition, developing markets are relatively small and less liquid. Although the short-term price volatility of smaller companies and developing markets can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 830% in the last 15 years, but has suffered five declines of more than 20% during that time.*

*Source: Bloomberg. Based on quarterly percentage price change over 15 years ended September 30, 1996.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

   Templeton Foreign Smaller Companies Fund
   Top 10 Industries on October 31, 1996

   Based on Total Net Assets

                                                               % of Total
   Industry                                                    Net Assets
   Banking                                                     9.8%
   Merchandising                                               7.3%
   Food & Household Products                                   6.7%
   Multi-Industry                                              6.7%
   Metals & Mining                                             6.3%
   Broadcasting & Publishing                                   5.3%
   Utilities-Electrical & Gas                                  4.5%
   Forest Products & Paper                                     3.6%
   Business & Public Services                                  3.5%
   Insurance                                                   3.5%

Performance Summary

The Templeton Foreign Smaller Companies Fund provided a cumulative total return of +18.49% for the one-year period ended October 31, 1996. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the Fund's initial sales charge.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 16, the Fund has delivered a cumulative total return of more than 79% since its inception on September 20, 1991.

The Fund's share price, as measured by net asset value, increased 95 cents ($0.95), from $13.23 on October 31, 1995, to $14.18 on October 31, 1996. During
the reporting period, shareholders received distributions totaling $1.280 per share, of which 25.4 cents ($0.254) represented distributions from net investment income and $1.026 represented distributions from capital gains, of which 96 cents ($0.96) represented long-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio.

The graph on the following page compares the performance of the Templeton Foreign Smaller Companies Fund with the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index since the Fund's inception on September 20, 1991. As you can see, the Fund outperformed the index during the past fiscal year.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell stocks. And, unlike unmanaged indices, mutual funds generally are not 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Templeton Foreign Smaller Companies Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Templeton Foreign Smaller Companies Fund

Periods Ended October 31, 1996
                                                                        Since
                                                                     Inception
                                                1-Year     3-Year     (9/20/91)
Cumulative Total Return1                         18.49%      38.11%     79.59%
Average Annual Total Return2                     13.18%       9.66%     11.13%
Value of $10,000 Investment3                    $11,318     $13,188    $17,153


                             10/31/92 10/31/93  10/31/94   10/31/95   10/31/96
One-Year Total Return4          1.46%   27.40%    14.56%      1.75%     18.49%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 4.5% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include the maximum 4.5% initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense reductions by the Fund's manager increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Schedule of Foreign Tax Withholding (unaudited)

At October 31, 1996, the two Funds in the Franklin Templeton International Trust had invested more than 50% of their respective total assets in securities of foreign corporations. In most instances, foreign taxes were withheld from dividends paid to the funds on these investments. As in prior years, the Funds intend to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them.

In January 1997, shareholders will receive form 1099-DIV which will include his/her share of taxes withheld and foreign source income distributed during calendar year 1996.

Templeton Pacific Growth Fund

a. The following table provides a breakdown by country of foreign source income and foreign taxes paid to shareholders in December 1995:

                                         Foreign Taxes    Foreign Source
 Country                              Withheld Per Share Income Per Share
 --------------------------              ------------       -----------
 Australia..........................            $0.0032          $0.0390
 China..............................                 --           0.0040
 Hong Kong .........................                 --           0.0480
 Indonesia .........................             0.0018           0.0041
 Japan .............................             0.0021           0.0139
 Korea (South)......................                 --           0.0008
 Malaysia ..........................             0.0001           0.0073
 New Zealand .......................             0.0002           0.0012
 Philippines .......................             0.0001           0.0003
 Singapore .........................             0.0004           0.0017
 Thailand ..........................             0.0014           0.0083
                                         ------------       -----------
 Total .............................            $0.0093          $0.1286
                                         ============       ===========
b. The following table provides a breakdown by country of foreign source income and foreign taxes paid to shareholders in June 1996:

                                        Foreign Taxes    Foreign Source
Country                              Withheld Per Share Income Per Share
--------------------------              ------------       -----------
Australia .........................            $0.0009          $0.0048
China..............................                 --           0.0010
Hong Kong .........................                 --           0.0089
India..............................                 --           0.0001
Indonesia .........................             0.0008           0.0009
Japan .............................             0.0010           0.0016
Korea (South)......................             0.0002           0.0002
Malaysia ..........................             0.0008           0.0010
New Zealand .......................             0.0003           0.0004
Pakistan...........................             0.0005           0.0008
Philippines .......................             0.0001           0.0001
Singapore .........................             0.0004           0.0004
Thailand ..........................             0.0006           0.0016
                                        ------------       -----------
Total .............................            $0.0056          $0.0218
                                        ============       ===========
Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Pacific Growth Fund has designated 1.98% of ordinary income dividends paid (including short-term capital gain distributions) during the fiscal year, as income qualifying for the dividends received deduction (DRD).

Templeton Foreign Smaller Companies Fund

a. The following table provides a breakdown by country of foreign source income and foreign taxes paid to shareholders in December 1995:

                                        Foreign Taxes    Foreign Source
Country                              Withheld Per Share Income Per Share
--------------------------              ------------       -----------
Argentina..........................                $--          $0.0009
Australia..........................             0.0008           0.0097
Canada.............................             0.0004           0.0028
China..............................                 --           0.0011
Colombia...........................                 --           0.0009
Finland............................                 --           0.0015
France.............................             0.0039           0.0054
Hong Kong..........................                 --           0.0214
Indonesia..........................                 --           0.0001
Italy..............................             0.0001           0.0001
Mexico.............................             0.0004           0.0024
Netherlands........................             0.0015           0.0153
New Zealand........................             0.0002           0.0015
Spain..............................             0.0013           0.0250
Sweden.............................                 --           0.0006
Turkey.............................                 --           0.0036
United Kingdom.....................             0.0022           0.0160
                                        ------------       -----------
Total .............................            $0.0108          $0.1083
                                        ============       ===========
b. The following table provides a breakdown by country of foreign source income and foreign taxes paid to shareholders in June 1996:

                                        Foreign Taxes    Foreign Source
Country                              Withheld Per Share Income Per Share
--------------------------              ------------       -----------
Argentina..........................                $--          $0.0011
Australia..........................             0.0003           0.0045
Austria............................                 --           0.0002
Belgium............................             0.0001           0.0006
Bermuda............................                 --           0.0006
Brazil.............................                 --           0.0002
Canada.............................             0.0004           0.0019
China..............................                 --           0.0007
Colombia...........................                 --           0.0004
Finland............................             0.0006           0.0037
France.............................             0.0010           0.0068
Greece.............................                 --           0.0024
Hong Kong..........................                 --           0.0072
India..............................                 --           0.0001
Italy..............................             0.0004           0.0022
Korea (South)......................             0.0001           0.0005
Mexico.............................                 --           0.0008
Netherlands........................             0.0015           0.0076
New Zealand........................             0.0002           0.0011
Norway.............................             0.0005           0.0022


                                        Foreign Taxes    Foreign Source
Country                              Withheld Per Share Income Per Share
--------------------------              ------------       -----------
Peru...............................                 --           0.0002
Portugal...........................             0.0002           0.0008
Singapore..........................                 --           0.0017
Spain..............................             0.0012           0.0079
Sweden.............................             0.0012           0.0119
Switzerland........................             0.0004           0.0021
United Kingdom.....................             0.0021           0.0126
                                        ------------       -----------
Total..............................            $0.0102          $0.0820
                                        ============       ===========

The Funds hereby designate the total foreign taxes paid and foreign source income received, on a per share basis as detailed above, as payments qualifying under Section 853 of the Code. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax return.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Statement of Investments in Securities and Net Assets, October 31, 1996




             Shares/                                                                                    Value
 Country*   Warrants      Templeton Pacific Growth Fund                                               (Note 1)
                          Common Stocks & Warrants 100.4%

                          Australia 13.8%
    AU        210,635     Australian Gas & Light Company.........................................    $ 1,155,070
    AU        110,000     Brambles Industries Ltd. ..............................................      1,821,841
    AU        187,000     Coles Myer Ltd., A ....................................................        683,147
    AU        277,869     GIO Austrailia Holdings Ltd. ..........................................        715,641
    AU        872,017     Goodman Fielder Ltd. ..................................................      1,022,724
    AU        170,000     Mayne Nickless Ltd., A ................................................      1,128,924
    AU        569,800     National Foods Ltd. ...................................................        699,884
    AU        214,884     Pacific Dunlop Ltd. ...................................................        476,797
    US        35,800b     Qantas Airways Ltd., ADR ..............................................        523,575
    AU              1     WMC Ltd. ..............................................................              6
                                                                                                   -------------
                                                                                                       8,227,609
                                                                                                   -------------
                          China 4.1%
    CN      1,784,000     Dongfang Electrical Machinery Co. Ltd., H..............................        433,760
    US        31,400a     Guangshen Railway Co. Ltd., ADR........................................        584,825
    CN        600,000     Maanshan Iron & Steel Co. Ltd., H .....................................        107,085
    CN         59,500     Shandong Huaneng Power.................................................        542,938
    CN      2,899,000     Shanghai Pechemical Co. Ltd., H........................................        777,971
                                                                                                   -------------
                                                                                                       2,446,579
                                                                                                   -------------
                          Hong Kong 29.5%
    HK        630,000     Cathay Pacific Airways Ltd. ...........................................        985,877
    HK        247,025     Cheung Kong Holdings Ltd. .............................................      1,980,749
    HK        651,795     Dairy Farm International Holdings Ltd. ................................        394,336
    HK        700,000     Gold Peak Industries (Holdings) Ltd. ..................................        434,546
    HK        508,000     Grand Hotel Holdings Ltd. .............................................        213,523
    HK      2,430,000     Great Wall Electronic International Ltd. ..............................        273,415
    HK        32,200a     Hang Lung Development Co. Ltd., warrants...............................          5,789
    HK      1,553,059     Hon Kwok Land Investment Co. Ltd. .....................................        507,161
    HK        130,000     Hong Kong Ferry Holdings Co. Ltd. .....................................        242,104
    HK        610,000     Hong Kong Telecommunications Ltd. .....................................      1,076,860
    HK         65,840     HSBC Holdings PLC......................................................      1,341,119
    HK        458,000     Hualing Holdings Ltd. .................................................         45,017
    HK       152,666a     Hualing Holdings Ltd., rights..........................................            197
    HK        137,924     Jardine Matheson Holdings Ltd. ........................................        779,271
    HK        393,750     Jardine Strategic Holdings Ltd. .......................................      1,271,813
    HK        43,750a     Jardine Strategic Holdings Ltd., warrants..............................         12,687
    HK        325,000     Johnson Electric Holdings Ltd. ........................................        710,341
    HK        85,000a     Lai Sun Development Co. Ltd., warrants.................................          8,684
    HK        100,000     LI & Fung Ltd. ........................................................         91,177
    HK        800,000     National Mutual Asia Ltd. .............................................        672,512
                          Hong Kong (cont.)
    HK        320,372     New World Development Co. Ltd. ........................................    $ 1,864,507
    HK        100,000     Peregrine Investments Holdings Ltd. ...................................        161,015
    HK        10,000a     Peregrine Investments Holdings Ltd., warrants..........................          1,875
    HK        550,000     Shun Tak Holdings......................................................        362,769
    HK        107,400     Sing Tao Holdings Ltd. ................................................         51,740
    HK        798,000     South China Morning Post Ltd. .........................................        681,152
    HK        160,000     Sun Hung Kai Properties Ltd. ..........................................      1,820,957
    HK         62,500     Swire Pacific Ltd., A .................................................        551,670
    HK        490,000     Wheelock & Co. Ltd. ...................................................      1,102,662
                                                                                                   -------------
                                                                                                      17,645,525
                                                                                                   -------------
                          India. 2%
    IN         24,100     Great Eastern Shipping Co. Ltd., GDR...................................         93,387
                                                                                                   -------------
                          Indonesia 4.6%
    ID        53,300a     Asia Pacific Resources International, A................................        293,150
    ID        247,000     PT Bank Bali, foreign..................................................        508,994
    ID        200,000     PT Barito Pacific Timber, foreign......................................        115,915
    ID        203,851     PT Indorama Synthetics, foreign........................................        581,981
    US         16,300     PT Indosat, ADR........................................................        491,038
    ID         74,000     PT Inti Indorayon Utama, foreign.......................................         66,715
    ID        227,062     PT Pabrik Kertas Tjiwi Kimia, foreign..................................        233,953
    ID        315,000     PT Panasia Indosyntec, foreign.........................................         81,140
    ID        379,500     PT Panin Bank, foreign.................................................        378,799
                                                                                                   -------------
                                                                                                       2,751,685
                                                                                                   -------------
                          Japan 20.3%
    JP        149,000     Daicel Chemical Industries Ltd. .......................................        754,298
    JP         61,500     Daito Trust Construction Co. Ltd. .....................................        778,344
    JP            200     East Japan Railway.....................................................        919,318
    JP         90,200     Hitachi Ltd. ..........................................................        800,686
    JP         76,000     Hokuetsu Paper Mills Ltd. .............................................        533,029
    JP         49,000     Matsushita Electric Industrial Co. Ltd. ...............................        783,793
    JP        132,000     Mitsubishi Heavy Industries Ltd. ......................................      1,015,117
    JP          3,000     Nintendo Co. Ltd. .....................................................        189,840
    JP            120     Nippon Telegraph & Telephone Corp. ....................................        838,460
    JP        120,000     Nisshinbo Industries Inc. .............................................      1,045,175
    JP        105,000     Nittetsu Mining Co. Ltd. ..............................................        899,763
    JP        110,000     Rengo Co. Ltd. ........................................................        702,848
    JP          8,900     Sony Corp. ............................................................        534,250
    JP         30,000     Tenma Corp. ...........................................................        532,607
                          Japan (cont.)
    JP         58,000     Toda Corp. ............................................................      $ 459,290
    JP         16,000     Tokyo Style Co. Ltd. ..................................................        243,276
    JP         78,000     Toyo Engineering Corp. ................................................        441,484
    JP         53,000     Wacoal Corp. ..........................................................        633,503
                                                                                                   -------------
                                                                                                      12,105,081
                                                                                                   -------------
                          Malaysia 5.8%
    MY        118,000     Commerce Asset-Holding Bhd., foreign...................................        770,631
    MY        153,000     Golden Hope Plantations Bhd, foreign...................................        260,400
    MY        317,333     Malaysian International Shipping Corp. Bhd., foreign...................        948,294
    MY        198,000     Public Finance Bhd., foreign...........................................        305,640
    MY        327,600     Sime Darby Bhd., foreign...............................................      1,160,507
                                                                                                   -------------
                                                                                                       3,445,472
                                                                                                   -------------
                          New Zealand 1.9%
    NZ        400,900     Carter Holt Harvey Ltd. ...............................................        901,899
    NZ         21,550     Fletcher Challenge Building Ltd. ......................................         58,390
    NZ         21,550     Fletcher Challenge Energy Ltd. ........................................         61,439
    NZ         12,231     Fletcher Challenge Ltd. Forestry Division..............................         20,421
    NZ         43,100     Fletcher Challenge Paper Ltd. .........................................         78,057
                                                                                                   -------------
                                                                                                       1,120,206
                                                                                                   -------------
                          Pakistan 2.7%
    PK        267,100     Fauji Fertilizer Co. Ltd. .............................................        523,139
    PK        16,000a     Hub Power Co. Ltd., GDR, reg. S........................................        324,000
    PK       940,000a     Pakistan Telecom Corp. PTC.............................................        759,882
                                                                                                   -------------
                                                                                                       1,607,021
                                                                                                   -------------
                          Philippines 2.8%
    PH     1,930,000a     Filinvest Land Inc. ...................................................        653,615
    PH        90,460a     Philippine National Bank...............................................      1,041,254
                                                                                                   -------------
                                                                                                       1,694,869
                                                                                                   -------------
                          Singapore 6.3%
    SG        140,200     City Developments Ltd., foreign........................................      1,104,642
    SG        100,000     Development Bank of Singapore Ltd., foreign............................      1,199,602
    SG         20,000     G.P. Batteries International Ltd. .....................................         58,000
    SG        380,000     Parkway Holdings Ltd., foreign.........................................      1,416,099
                                                                                                   -------------
                                                                                                       3,778,343
                                                                                                   -------------
                          South Korea .9%
    KR         31,500     Pacific Chemical Co. Ltd. .............................................        564,236
                                                                                                   -------------
                          Thailand 5.2%
    TH         88,800     Bangkok Bank Public Co. Ltd., foreign..................................      $ 947,386
    TH        151,500     Chareon Pokphand Feedmill Public Co. Ltd., foreign.....................        588,292
    TH        203,833     Industrial Finance Corp. of Thailand, foreign..........................        587,634
    TH         11,350     Oriental Hotel Public Co. Ltd., foreign................................         62,326
    TH         37,140     Thai Farmers Bank Public Co. Ltd. .....................................        205,403
    TH         90,860     Thai Farmers Bank Public Co. Ltd., foreign.............................        694,948
    TH        11,357a     Thai Farmers Bank Public Co. Ltd., foreign., warrants..................         17,262
                                                                                                   -------------
                                                                                                       3,103,251
                                                                                                   -------------
                          United States 2.3%
    US         35,000     APL Ltd. ..............................................................        770,000
    US         13,600     Motorola Inc. .........................................................        625,600
                                                                                                   -------------
                                                                                                       1,395,600
                                                                                                   -------------
                          Total Common Stocks & Warrants (Cost $57,244,748)......................     59,978,864
                                                                                                   -------------
                          Preferred Stocks
    US          6,000     Dairy Farm International Holdings Ltd., conv. pfd. ....................          4,072
    US         13,000     Jardine Strategic Holdings Ltd., 7.50%, conv. pfd. ....................         14,235
                                                                                                   -------------
                          Total Preferred Stocks (Cost $19,260)..................................         18,307
                                                                                                   -------------
                          Total Common Stocks, Warrants & Preferred Stocks
                           (Cost $57,264,008)....................................................     59,997,171
                                                                                                   -------------
              Face
             Amount
                          Convertible Bonds .1%
    US       192,000d     MDX Public Co. Ltd., 4.75%, conv., 9/17/03 (Cost $221,564).............         72,000
                                                                                                   -------------
                          Total Investments (Cost $57,485,572)100.5%.............................     60,069,171
                          Other Assets and Liabilities, Net(.5)%.................................       (329,328)
                                                                                                   -------------
                          Net Assets100.0%.......................................................    $59,739,843
                                                                                                   =============

                          At October 31, 1996, the unrealized appreciation based
                           on the cost of investments for income tax purposes of
                           $57,729,779 was as follows:
                          Aggregate gross unrealized appreciation for all investments in
                           which there was an excess of value over tax cost......................    $ 9,111,857
                          Aggregate gross unrealized depreciation for all investments in
                           which there was an excess of tax cost over value......................     (6,772,465)
                                                                                                   -------------
                          Net unrealized appreciation............................................    $ 2,339,392
                                                                                                   =============


CURRENCY LEGEND:
AU - Australia
CN - China
HK - Hong Kong
ID - Indonesia
IN - India
JP - Japan
KR - South Korea
MY - Malaysia
NZ - New Zealand
PH - Philippine
PK - Pakistan
SG - Singapore
TH - Thailand
US - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
dFace amount is stated in foreign currency.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Statement of Investments in Securities and Net Assets, October 31, 1996



              Shares/                                                                                   Value
 Country*    Warrants     Templeton Foreign Smaller Companies Fund                                    (Note 1)
                          Common Stocks & Warrants 93.0%

                          Argentina 1.2%
    AR         52,763     aCiadea SA.............................................................      $ 236,415
    US         14,300     Transportadora de Gas del Sur SA, ADR B................................        166,238
    AR          4,000     YPF Sociedad Anonima...................................................         91,614
    US         13,700     YPF Sociedad Anonima, ADR..............................................        311,675
                                                                                                   -------------
                                                                                                         805,942
                                                                                                   -------------
                          Australia 4.3%
    AU        179,688     Email Ltd. ............................................................        494,106
    AU         88,944     GIO Australia Holdings Ltd. ...........................................        229,072
    AU        106,600     National Foods Ltd. ...................................................        130,936
    AU        248,311     News Corp. Ltd. .......................................................      1,092,095
    AU        155,477     Pacific Dunlop Ltd. ...................................................        344,981
    AU        241,300     Pioneer International Ltd. ............................................        642,493
                                                                                                   -------------
                                                                                                       2,933,683
                                                                                                   -------------
                          Austria 1.7%
    AT         10,600     Boehler Uddeholm AG....................................................        793,295
    US          3,390     bBoehler Uddeholm AG...................................................        253,705
    AT          2,300     aMayr-Melnhof Karton AG................................................        112,954
                                                                                                   -------------
                                                                                                       1,159,954
                                                                                                   -------------
                          Belgium .4%
    BE            400     Solvay SA..............................................................        239,500
                                                                                                   -------------
                          Bermuda 1.5%
    US         19,100     ACE, Ltd. .............................................................      1,045,725
                                                                                                   -------------
                          Brazil 1.1%
    BR     28,848,000     Bombril SA.............................................................        561,573
    US          8,500     Companhia Siderurgica Nacional ADR.....................................        210,969
                                                                                                   -------------
                                                                                                         772,542
                                                                                                   -------------
                          Canada 1.6%
    CA         13,600     Bank of Montreal.......................................................        411,322
    CA         21,500     Hudsons Bay Co. .......................................................        362,409
    CA          9,100     London Insurance Group Inc. ...........................................        230,088
    CA          9,300     National Bank of Canada................................................         90,173
                                                                                                   -------------
                                                                                                       1,093,992
                                                                                                   -------------
                          China 1.5%
    US        216,600     bGuangdong Electric Power Development Co Ltd., B.......................        149,868
    US        440,000     bGuangdong Kelon Electrical Hldgs Ltd., H..............................        182,096
    CN        265,500     Inner Mongolia Erdos Cashmere Products, B..............................        126,378
                          China (cont.)
    CN        564,000     Maanshan Iron & Steel Co. Ltd., H .....................................      $ 100,660
    US         16,500     Shandong Huaneng Power, ADR............................................        150,563
    CN        163,000     Shenzhen China Bicycles Co. (Holdings) Ltd., B.........................         40,897
    CN      1,269,000     Yizheng Chemical Fibre Co. Ltd., H.....................................        293,773
                                                                                                   -------------
                                                                                                       1,044,235
                                                                                                   -------------
                          Colombia .4%
    US         14,100     Banco Ganadero SA, ADR C...............................................        278,475
                                                                                                   -------------
                          Denmark .5%
    DK          3,757     Det Danske Traelastkompagni AS.........................................        313,487
                                                                                                   -------------
                          Ecuador .5%
    US            200     La Cemento Nacional CA, GDR............................................         41,400
    US         1,400b     La Cemento Nacional CA, GDR............................................        289,800
                                                                                                   -------------
                                                                                                         331,200
                                                                                                   -------------
                          Finland 2.1%
    FI          9,000     Amer Group Ltd., A ....................................................        203,476
    FI        84,700a     Enso OY, R.............................................................        653,881
    FI          6,800     Nokia AB, A............................................................        314,225
    FI         15,000     Outokumpu OY, A........................................................        253,105
                                                                                                   -------------
                                                                                                       1,424,687
                                                                                                   -------------
                          France 3.8%
    FR          1,786     Alcatel Alsthom SA.....................................................        152,335
    FR          3,476     Marine Wendel..........................................................        313,617
    FR         16,392     Pechiney SA, A.........................................................        703,877
    FR         1,750a     Sa des Galeries Lafayette..............................................        630,948
    FR          5,438     Societe Elf Aquitane SA................................................        434,891
    FR          5,857     Vallourec..............................................................        327,009
                                                                                                   -------------
                                                                                                       2,562,677
                                                                                                   -------------
                          Germany .1%
    DD          1,600     Moebel Walther AG......................................................         92,489
                                                                                                   -------------
                          Greece 1.5%
    US        10,047b     Alpha Credit Bank......................................................        642,013
    GR          6,850     Ergo Bank SA...........................................................        402,170
                                                                                                   -------------
                                                                                                       1,044,183
                                                                                                   -------------
                          Hong Kong 10.1%
    HK        152,000     Baltrans Holdings Ltd. ................................................         19,658
    HK      2,465,400     C.P. Pokphand Co. Ltd. ................................................        821,035
                          Hong Kong (cont.)
    HK         53,000     Cheung Kong Holdings Ltd. .............................................      $ 424,976
    HK        300,000     CNT Group Ltd. ........................................................         33,755
    HK         63,000     Consolidated Electric Power Asia Ltd. .................................        146,659
    HK        202,200     Dairy Farm International Holdings Ltd. ................................        122,331
    HK         88,000     Hang Lung Development Co. Ltd. ........................................        174,129
    HK         57,200     Jardine Matheson Holdings Ltd. ........................................        323,180
    HK        202,500     Jardine Strategic Holdings Ltd. .......................................        660,150
    HK        22,500a     Jardine Strategic Holdings Ltd., warrants..............................          6,525
    HK        373,000     Kumagai Gumi Hong Kong Ltd. ...........................................        344,915
    HK        502,000     LI & Fung Ltd. ........................................................        457,709
    HK         52,250     Melco International Development Ltd. ..................................         18,076
    HK         67,000     Oriental Press Group Limited...........................................         35,527
    HK        42,300a     Oriental Press Group Ltd., warrants....................................          3,392
    HK        663,000     Peregrine Investments Holdings Ltd. ...................................      1,067,529
    HK        66,300a     Peregrine Investments Holdings Ltd., warrants..........................         12,433
    HK      1,045,000     Shun Tak Holdings......................................................        689,260
    HK        214,200     Sing Tao Holdings Ltd. ................................................        103,191
    HK      1,686,000     Sinocan Holdings Ltd. .................................................        801,331
    HK      1,978,000     Techtronic Industries Co. Ltd. ........................................        278,837
    HK         76,000     Wing Hang Bank.........................................................        305,683
                                                                                                   -------------
                                                                                                       6,850,281
                                                                                                   -------------
                          Hungary .1%
    US       6,945a,b     Tiszai Vegyi Kombinat RT, GDR..........................................         60,074
                                                                                                   -------------
                          India .1%
    US         7,800b     Gujarat Narmada Valley Fertilizers Co. Ltd., GDR.......................         21,450
                                                                                                   -------------
                          Indonesia 2.4%
    ID         22,500     PT Barito Pacific Timber, foreign .....................................         13,040
    ID        584,500     PT Steady Safe, foreign................................................        564,601
    ID        709,000     PT Tambang Timah (Persero), foreign....................................      1,065,342
                                                                                                   -------------
                                                                                                       1,642,983
                                                                                                   -------------
                          Italy 1.3%
    IT         23,300     Banco di Sardegna SPA, di Risp.........................................        184,351
    IT         58,788     Cartiere Burgo SPA.....................................................        295,255
    IT         63,700     Sirti SPA..............................................................        383,020
    IT         20,000     Unione Cementi Marchino Emiliane (Unicem), di Risp.....................         51,305
                                                                                                   -------------
                                                                                                         913,931
                                                                                                   -------------

                          Luxembourg .4%
    LU          2,200     Arbed SA...............................................................      $ 258,160
                                                                                                   -------------
                          Mexico .7%
    US          7,800     Telmex-Telefonos de Mexico SA, L, ADR..................................        237,900
    MX        109,200     Vitro SA...............................................................        208,065
                                                                                                   -------------
                                                                                                         445,965
                                                                                                   -------------
                          Netherlands 10.0%
    NL          3,962     ABN AMRO NV............................................................        223,958
    NL          2,380     Akzo Nobel NV..........................................................        299,929
    NL         18,200     De Boer Winkelbedrijven NV.............................................      1,324,865
    NL          5,800     DSM NV.................................................................        555,539
    NL         11,200     Gamma Holdings NV......................................................        544,635
    NL          3,800     Hollandsche Beton Groep NV.............................................        705,326
    NL         16,377     Ing Groep NV...........................................................        510,650
    NL         11,900     Koninklijke Bijenkorf Beheer NV........................................        831,187
    NL         7,600a     Nagron Nationaal Grondbezit NV.........................................        694,350
    NL         23,520     NV Holdingsmij de Telegraaf............................................        506,015
    NL         13,200     Philips Electronics NV.................................................        465,274
    NL          3,023     Schuttersveld Holding..................................................        122,057
                                                                                                   -------------
                                                                                                       6,783,785
                                                                                                   -------------
                          New Zealand 1.6%
    NZ         31,112     Fisher & Paykel Ltd. ..................................................        113,792
    NZ        329,000     Fletcher Challenge Ltd. Forestry Division..............................        549,291
    NZ        178,200     Tourism Holdings Ltd. .................................................        378,202
    US         3,445a     Tranz Rail Holdings Ltd., ADR..........................................         56,412
                                                                                                   -------------
                                                                                                       1,097,697
                                                                                                   -------------
                          Norway 4.3%
    NO          1,100     Elkem AS...............................................................         14,658
    NO         13,500     Fokus Bank AS..........................................................         78,732
    NO         7,400b     Fokus Bank AS..........................................................         43,157
    NO         43,132     Hafslund ASA, B........................................................        317,813
    NO         50,800     Helikopter Services Group ASA..........................................        565,453
    NO        43,132a     Nycomed ASA, B.........................................................        588,293
    NO         38,700     Union Bank of Norway, Primary Capital Certificate......................      1,104,223
    NO         17,000     Unitor AS..............................................................        186,561
                                                                                                   -------------
                                                                                                       2,898,890
                                                                                                   -------------
                          Peru .3%
    PE        114,000     Telefonica del Peru SA, B..............................................        241,022
                                                                                                   -------------
                          Portugal .7%
    PT         17,400     BPI Socieda de Gestora de Participacoes Socias SA......................      $ 207,140
    US        15,000b     Portucel Industrial Empresa Product Celulose, ADR......................         92,421
    PT         20,800     Sociedade Construcoes Soares da Costa SA...............................        174,772
                                                                                                   -------------
                                                                                                         474,333
                                                                                                   -------------
                          South Korea .9%
    KR          4,190     Byucksan Development Co. Ltd. .........................................         79,109
    KR          3,540     Daegu Bank Co. Ltd. ...................................................         44,986
    KR          2,280     Daehan Synthetic Fiber Co. Ltd. .......................................        247,799
    KR          4,230     Pohang Iron & Steel Co. Ltd. ..........................................        268,896
                                                                                                   -------------
                                                                                                         640,790
                                                                                                   -------------
                          Spain 7.0%
    ES          6,550     Banco Bilbao Vizcaya...................................................        318,273
    ES          2,500     Banco de Andalucia.....................................................        356,597
    ES          9,966     Banco de Valencia SA...................................................        170,272
    ES          4,367     Banco Pastor SA........................................................        260,114
    ES            850     Banco Popular Espanol SA...............................................        162,479
    ES         60,600     Compania Sevillana de Electricidad.....................................        579,427
    ES            215     Cubiertas y Mzov SA....................................................         15,367
    ES          6,000     Dragados y Construcciones SA...........................................         80,411
    ES         13,300     Electricas Reunidas de Zaragoza........................................        385,673
    ES         56,135     Energia e Industrias Aragonesas Eia S..................................        287,725
    ES         16,000     Gesa-Gas y Electricidad SA.............................................        877,777
    ES         46,800     Iberdrola SA...........................................................        496,994
    ES         37,800     Telefonica de Espana SA................................................        758,400
                                                                                                   -------------
                                                                                                       4,749,509
                                                                                                   -------------
                          Sweden 11.2%
    SE        26,800a     Catena, A..............................................................        269,183
    SE        53,600a     Celsius AB, B..........................................................        697,428
    SE        49,420a     Dahl International AB..................................................        928,834
    SE          9,200     Electrolux AB, B ......................................................        512,433
    SE        39,600a     Enator AB, B...........................................................        879,866
    SE         13,100     Esselte AB, B .........................................................        293,060
    SE         2,765a     Fastighets Naeckebro AB, A.............................................         43,341
    SE         13,400     Foereningsbanken AB, A.................................................         55,060
    SE         35,600     Marieberg Tidnings AB, A ..............................................        866,839
    SE         15,000     Munksjo AB.............................................................        148,379
    SE          5,400     SKF AG, A..............................................................        117,927
    SE          5,000     Stadshypotek AB, A.....................................................        131,259
                          Sweden (cont.)
    SE        12,000b     Stadsyhpotek AS, A.....................................................      $ 315,021
    SE         56,000     Stena Line AB, B free..................................................        251,408
    SE         44,500     Stora Kopparbergs Bergslags AB, B......................................        572,249
    SE         27,650     Svenska Handelsbanken, A...............................................        681,677
    SE        50,600a     Swedish Match AB.......................................................        150,930
    SE         33,300     Volvo AB, B............................................................        691,744
                                                                                                   -------------
                                                                                                       7,606,638
                                                                                                   -------------
                          Switzerland 5.7%
    CH            110     ABB AG, br. ...........................................................        136,073
    CH         3,525a     Adecco SA..............................................................        998,523
    CH            180     Baloise-Holding........................................................        376,336
    CH            740     Bucher Holding AG......................................................        537,990
    CH            200     Ciba-Geigy AG..........................................................        246,614
    CH            200     Kuoni Reisen Holding AG, B.............................................        450,622
    CH            330     Sarna Kunststoff Holding AG............................................        316,227
    CH            400     SMH AG, br. ...........................................................        245,506
    CH          1,100     Swisslog Holding AG....................................................        295,320
    CH            780     Zehnder Holding AG.....................................................        302,685
                                                                                                   -------------
                                                                                                       3,905,896
                                                                                                   -------------
                          Thailand .2%
    TH        14,600a     Alphatec Electronics Pub. Co. Ltd., foreign............................        115,678
    TH          1,600     Chareon Pokphand Feedmill Public Co. Ltd., foreign.....................          6,213
                                                                                                   -------------
                                                                                                         121,891
                                                                                                   -------------
                          Turkey .2%
    TR       848,400a     Tofas Turk Otomobil Fabrikasi AS, GDR..................................        135,744
                                                                                                   -------------
                          United Kingdom 13.6%
    GB        693,111     Albert Fisher Group Plc. ..............................................        451,273
    GB         91,700     Anglian Group Plc. ....................................................        352,256
    GB        216,900     Apv Plc. ..............................................................        264,788
    GB       469,200a     Cordiant Plc. .........................................................        778,996
    GB        717,000     Hazlewood Foods Plc. ..................................................      1,003,679
    GB        198,900     Hillsdown Holdings Plc. ...............................................        568,184
    GB        880,000     Howden Group Plc. .....................................................      1,153,070
    GB         75,400     Kwik Save Group Plc. ..................................................        390,893
    GB        173,000     Lex Service Plc. ......................................................      1,023,594
    GB        154,800     London Pacific Group Ltd. .............................................        584,569
    GB        314,100     McBride Plc. ..........................................................        774,565
    GB        184,049     Meggitt Plc. ..........................................................        319,051
                          United Kingdom (cont.)
    GB         18,969     National Westminster Bank Plc. ........................................      $ 216,595
    GB       432,800a     Raine Plc. ............................................................        107,432
    GB         78,932     Safeway Plc. ..........................................................        468,304
    GB         31,300     Thames Water Group Plc. ...............................................        282,503
    GB        172,000     Wace Group Plc. .......................................................        194,576
    GB        60,000a     Wagon Industrial Holdings Plc. ........................................        299,336
                                                                                                   -------------
                                                                                                       9,233,664
                                                                                                   -------------
                          Total Common Stocks & Warrants (Cost $59,058,853) .....................     63,225,474
                                                                                                   -------------
                          Preferred Stocks 2.3%
    NL          4,440     Ballast Nedam NV, ctf., conv., pfd. ...................................        209,628
    BR      3,080,000     Cia Brasileira de Petroleo Ipiranga, pfd. .............................         41,101
    BR      1,806,000     Coteminas Cia Tecidos Norte de Minas, pfd. ............................        606,453
    US         10,000     Jardine Strategic Holdings Ltd., 7.50%, conv. pfd. ....................         10,950
    BR      1,516,000     Weg SA, pfd. ..........................................................        694,993
                                                                                                   -------------
                          Total Preferred Stocks (Cost $1,732,128)...............................      1,563,125
                                                                                                   -------------
                          Total Common Stocks, Warrants & Preferred Stocks
                           (Cost $60,790,981)....................................................     64,788,599
                                                                                                   -------------



               Face
              Amount
                          Convertible Bonds .4%
    US       250,000d     Amer Group Ltd., 6.25%, conv., 6/15/03 (Cost $246,252).................        260,000
                                                                                                   -------------
                          Total Investment before Repurchase Agreement
                           (Cost $61,037,233)....................................................     65,048,599
                                                                                                   -------------
                    c     Receivable from Repurchase Agreement 3.9%
    US      2,733,600     Bank of America, 5.52%, 11/01/96 (Maturity Value $2,680,120)
                           (Cost $2,674,000)
                           Collateral: U.S. Treasury Note, 5.375%, 11/30/97......................      2,674,000
                                                                                                   -------------
                          Total Investments (Cost $63,711,233) 99.6%.............................     67,722,599
                          Other Assets and Liabilities, Net .4%..................................        244,036
                                                                                                   -------------
                          Net Assets 100.0%......................................................    $67,966,635
                                                                                                   =============



                          At October 31, 1996, the unrealized appreciation based
                           on the cost of investments for income tax purposes of
                           $63,955,812 was as follows:
                          Aggregate gross unrealized appreciation for all investments in which
                           there was an excess of value over tax cost............................    $ 9,097,650
                          Aggregate gross unrealized depreciation for all investments in which
                           there was an excess of tax cost over value............................     (5,330,863)
                                                                                                   -------------
                          Net unrealized appreciation............................................    $ 3,766,787
                                                                                                   =============


CURRENCY LEGEND:
AR - Argentina
AT - Austria
AU - Australia
BE - Belgium
BR - Brazil
CA - Canada
CH - Switzerland
CN - China
DD - Germany
DK - Denmark
ES - Spain
FI - Finland
FR - France
GB - United Kingdom
GR - Greece
HK - Hong Kong
ID - Indonesia
IT - Italy
KR - South Korea
LU - Luxembourg
MX - Mexico
MY - Malaysia
NL - Netherlands
NO - Norway
NZ - New Zealand
PE - Peru
PT - Portugal
SE - Sweden
TH - Thailand
TR - Turkey
US - United States

*Securities traded in currency of country indicated and valued in U.S. dollars. aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount for repurchase agreement is for the underlying collateral.
dFace amount is stated in foreign currency.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 1996



                                                                                      Templeton      Templeton
                                                                                       Pacific    Foreign Smaller
                                                                                     Growth Fund  Companies Fund
                                                                                     ----------     -----------
Assets:
Investments in securities:
 At identified cost..............................................................   $57,485,572      $61,037,233
                                                                                     ==========     ===========
 At value........................................................................    60,069,171       65,048,599
Receivables from repurchase agreements, at value and cost........................            --        2,674,000
Cash.............................................................................            --          137,436
Receivables:
 Dividends and interest..........................................................       216,311          228,162
 Capital shares sold.............................................................     1,276,691          212,822
 Investments securities sold.....................................................         9,379          369,006
                                                                                     ----------     -----------
Total assets.....................................................................    61,571,552       68,670,025
                                                                                     ----------     -----------
Liabilities:
 Payables:
  Investment securities purchased................................................        72,930          513,813
  Capital shares repurchased.....................................................        75,932           48,769
  Distribution fees..............................................................        37,437           35,413
  Management fees................................................................        54,050           57,290
 U.S. bank overdraft.............................................................     1,532,699               --
 Accrued expenses and other liabilities..........................................        58,661           48,105
                                                                                     ----------     -----------
Total liabilities................................................................     1,831,709          703,390
                                                                                     ----------     -----------
Net assets, at value ............................................................   $59,739,843      $67,966,635
                                                                                     ==========     ===========
Net assets consist of:
 Undistributed net investment income.............................................      $ 34,376        $ 900,210
 Unrealized appreciation on investments and translation of assets and
 liabilities denominated in foreign currencies...................................     2,583,599        4,011,366
 Accumulated net realized gain (loss) from investments and
 foreign currency transactions...................................................       (35,070)       3,430,123
 Capital shares..................................................................    57,156,938       59,624,936
                                                                                     ----------     -----------
Net assets, at value ............................................................   $59,739,843      $67,966,635
                                                                                     ==========     ===========
Shares outstanding ..............................................................     4,120,190        4,792,931
                                                                                     ==========     ===========
Net asset value per share........................................................           $14.50        $14.18
                                                                                     ==========     ===========
Maximum offering price...........................................................           $15.18        $14.85
                                                                                     ==========     ===========
Representative computation of net asset value and offering price per share:
 Net asset value and redemption price per share (Pacific Growth)
 ($59,739,843 / 4,120,190) ......................................................           $14.50
                                                                                     ==========
Maximum offering price (100/95.5 of $14.50 ).....................................           $15.18
                                                                                     ==========

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Statements (cont.)

Statements of Operations
for the year ended October 31, 1996

                                                                                      Templeton      Templeton
                                                                                       Pacific    Foreign Smaller
                                                                                     Growth Fund  Companies Fund
                                                                                      ---------     -----------
Investment Income:
 Dividends, net of foreign taxes withheld of $92,096 and $189,266, respectively..    $1,438,346       $1,869,984
 Interest........................................................................       172,993          530,997
                                                                                      ---------     -----------
Total income.....................................................................     1,611,339        2,400,981
                                                                                      ---------     -----------
Expenses:
 Management fees (Note 5)........................................................       623,230          595,387
 Distribution fees (Note 5)......................................................       107,877          106,805
 Shareholder servicing costs (Note 5)............................................        91,500           85,000
 Registration fees ..............................................................        21,125           25,300
 Custodian fees..................................................................        32,500           48,700
 Reports to shareholders.........................................................        38,850           14,500
 Professional fees...............................................................        25,900           25,900
 Amortization of organization cost (Note 2)......................................         5,779            5,779
 Other...........................................................................         1,470            3,192
                                                                                      ---------     -----------
Total expenses...................................................................       948,231          910,563
                                                                                      ---------     -----------
Net investment income ...........................................................       663,108        1,490,418
                                                                                      ---------     -----------
Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized gain (loss) from:
  Investments....................................................................       (33,117)       4,954,207
  Foreign currency transactions..................................................       (22,563)        (31,483)
 Net unrealized appreciation on:
  Investments....................................................................     5,378,013        3,514,247
                                                                                      ---------     -----------
 Net realized and unrealized gain on investments and foreign currency............     5,322,333        8,436,971
                                                                                      ---------     -----------
 Net increase in net assets resulting from operations ...........................    $5,985,441       $9,927,389
                                                                                      =========     ===========

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended October 31, 1996 and 1995

                                                             Templeton Pacific         Templeton Foreign Smaller
                                                                Growth Fund                 Companies Fund
                                                           ---------------------         ---------------------
                                                           1996           1995           1996           1995
                                                        ----------     ----------     ----------     ----------
Increase (decrease) in net assets:
Operations:
 Net investment income .............................      $ 663,108      $ 547,816    $ 1,490,418      $ 955,251
 Net realized gain (loss) from investments and
 foreign currency transactions......................        (55,680)     3,572,422      4,922,724      2,488,660
 Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies......      5,378,013     (7,167,675)     3,514,247     (3,042,612)
                                                        ----------     ----------     ----------     ----------
Net increase (decrease) in net assets
 resulting from operations..........................      5,985,441     (3,047,437)     9,927,389        401,299
Distributions to shareholders from:
 Undistributed net investment income................       (809,330)      (584,289)      (991,682)      (755,317)
 Net realized capital gains.........................     (3,513,636)    (1,040,435)    (4,004,586)    (2,401,292)
Increase (decrease) in net assets from capital share
 transactions (Note 3)..............................      7,830,484     (3,321,764)    12,088,092     (4,151,357)
                                                        ----------     ----------     ----------     ----------
Net increase (decrease) in net assets...............      9,492,959     (7,993,925)    17,019,213     (6,906,667)
Net assets:.........................................
 Beginning of year..................................     50,246,884     58,240,809     50,947,422     57,854,089
                                                        ----------     ----------     ----------     ----------
 End of year........................................    $59,739,843    $50,246,884    $67,966,635    $50,947,422
                                                        ==========     ==========     ==========     ==========
Undistributed net investment income included
 in net assets:.....................................
Beginning of year...................................      $ 203,161      $ 231,385      $ 432,957      $ 239,703
                                                        ==========     ==========     ==========     ==========
End of year.........................................       $ 34,376      $ 203,161      $ 900,210      $ 432,957
                                                        ==========     ==========     ==========     ==========

The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (the Trust), formerly Franklin International Trust, is an open-end management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended. The Trust currently has two separate diversified Funds (the Funds) consisting of the Templeton Pacific Growth Fund (the Pacific Fund), formerly Franklin Pacific Growth Fund, and the Templeton Foreign Smaller Companies Fund (the International
Fund) formerly Franklin International Equity Fund. Each of the Funds issues a separate series of shares and maintains a totally separate investment portfolio.

The Pacific Fund seeks to provide long-term growth of capital by investing in equity securities of which at least 65% trade on markets in the Pacific Rim. The Foreign Smaller Companies Fund seeks to provide long-term growth of capital by investing in an internationally diversified portfolio of equity securities, of which at least 65% trade on markets in countries other than the United States.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Securities Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both on the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the investment adviser. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

b. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount, if any, is amortized as required by the Internal Revenue Code.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

f. Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies, if material, arise from changes in the value of assets and liabilities other than investments in securities at the end of the period, resulting from changes in exchange rates.

g. Repurchase Agreements:

The Trust, through its custodians, receives delivery of the underlying securities, whose market is required to be at least 102% of the resale price at the time of purchase. The Trust's investment advisor, Franklin Advisers, Inc., is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

h. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. UNAMORTIZED ORGANIZATION COSTS

The organization costs of each Fund are amortized on a straight-line basis over a period of five years.

3. TRUST SHARES

At October 31, 1996, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares for the years ended October 31, 1996 and 1995 were as follows:


                                                              Templeton Pacific            Templeton Foreign
                                                                 Growth Fund            Smaller Companies Fund
                                                            ---------------------        ---------------------
                                                            Shares        Amount        Shares         Amount
                                                           --------     ----------     ---------     -----------
Year ended October 31, 1996
 Shares sold...........................................   6,244,033     $91,529,496    2,851,402     $38,019,671
 Shares issued in reinvestment of distributions........     273,824       3,846,596      362,506       4,445,701
 Shares redeemed.......................................  (5,957,749)    (87,545,608)  (2,273,240)    (30,377,280)
                                                           --------     ----------     ---------     -----------
Net increase...........................................     560,108     $ 7,830,484      940,668     $12,088,092
                                                           ========     ==========     =========     ===========
Year ended October 31, 1995
 Shares sold...........................................   4,017,142     $56,565,202    1,733,195     $22,333,889
 Shares issued in reinvestment of distributions........     102,552       1,423,427      221,229       2,728,090
 Shares redeemed.......................................  (4,341,319)    (61,310,393)  (2,284,213)    (29,213,336)
                                                           --------     ----------     ---------     -----------
Net decrease...........................................    (221,625)   $ (3,321,764)    (329,789)   $ (4,151,357)
                                                           ========     ==========     =========     ===========

4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1996 were as follows:

                                                                  Templeton
                                             Templeton Pacific Foreign Smaller
                                                Growth Fund    Companies Fund
                                                -----------      -----------
Purchases..................................     $16,346,308      $31,542,734
Sales......................................     $ 7,976,034      $20,319,655


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, office space and facilities to each Fund and receives fees computed monthly on the average daily net assets of each Fund at an annualized rate of 1% of the first $100 million of net assets; 9/10 of 1% of net assets in excess of $100 million up to and including $250 million; 8/10 of 1% of net assets in excess of $250 million up to and including $500 million; and 3/4 of 1% of net assets in excess of $500 million. Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI), an indirect subsidiary of Templeton Worldwide, Inc., (Worldwide) which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. (Resources) receives from the Advisers a fee equal to an annual rate of 1/2 of 1% of the value of each Fund's net assets up to and including $100 million; 2/5 of 1% of net assets in excess of $100 million up to and including $250 million; 3/10 of 1% of net assets in excess of $250 million up to and including $500 million; and 1/4 of 1% of net assets in excess of $500 million. The terms of these agreements provide that aggregate annual expenses of the Funds be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which the Funds' shares are registered. For the year ended October 31, 1996, the Funds' expenses did not exceed these limitations.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Pursuant to a shareholder service agreement with Franklin Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Such costs incurred for the year ended October 31, 1996 aggregated $176,500.

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds will reimburse Distributors, in an amount up to 0.25% per annum of the Funds' average daily net assets for cost incurred in the promotion, offering, and marketing of the Funds' shares. Fees incurred by the Pacific Growth Fund and Foreign Smaller Companies Fund under the Plan aggregated $107,877 and $106,805, respectively, for the year ended October 31, 1996.

In its capacity as underwriter for the shares of the Trust, Franklin Templeton Distributors, Inc. (Distributors) receives commissions on sales of the Trust's shares. Commissions are deducted from the gross proceeds received from the sale of the shares of the Trust and as such are not expenses of the Funds. Commissions received by Franklin Templeton Distributors, Inc. and the amounts which were subsequently paid to other dealers for the year ended October 31, 1996 were as follows:

                                                                  Templeton
                                             Templeton Pacific Foreign Smaller
                                                Growth Fund    Companies Fund
                                                -----------      -----------
Total commissions received.................      $412,861         $336,526
                                                ===========      ===========
Paid to other dealers......................      $366,701         $298,099
                                                ===========      ===========

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, Worldwide, TICI and Investor Services, all wholly-owned subsidiaries of Resources.

6. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1996, for tax purposes, the Funds had capital loss carryovers as follows:

                                                                  Templeton
                                             Templeton Pacific Foreign Smaller
                                                Growth Fund    Companies Fund
                                                -----------      -----------
Capital loss carryovers expiring in:
 2004......................................       $33,117            --


7. FINANCIAL HIGHLIGHTS

Select data for each share of beneficial interest outstanding throughout each period, by Fund, are as follows:



                        Per Share Operating Performance                                           Ratios/Supplemental Data
               ------------------------------------------------                                 ----------------------------
          Net             Net                                                                    Ratio of   Ratio
         Asset        Realized &            Distri-   Distri-            Net               Net   Expenses  of Net
       Value at   Net Unrealized            butions   butions           Asset            Assets     to   Investment          Average
 Year   Begin-  Invest-  Gain   Total From From Net    From     Total   Value            at End   Average  Income   Portfolio Com-
 Ended  ning of  ment  (Loss) onInvestmentInvestment  Capital  Distri- at End   Total    of Year    Net  to Average Turnover mission
Oct. 31  Year   IncomeSecuritiesOperations  Income     Gains   butions of Year Return+ (in 000's) Assets Net Assets   Rate    Rate

Templeton Pacific Growth Fund
1992    $10.07    $.14  $ .836    $ .976     $(.146)      $--   $(.146) $10.90    9.77%  $ 5,724      .29%*   1.80%   62.96%
1993     10.90     .19   3.825     4.015      (.193)    (.282)   (.475)  14.44   38.46    22,619     0.50*    2.03    47.52
1994     14.44     .21   1.008     1.218      (.198)    (.060)   (.258)  15.40    8.46    58,241     1.22*    1.54     9.16
1995     15.40     .15  (1.013)    (.863)     (.156)    (.271)   (.427)  14.11   (5.54)   50,247     1.72     1.04    36.21
1996     14.11     .12   1.410     1.530      (.213)    (.927)  (1.140)  14.50   11.27    59,740     1.52     1.06    13.48 $.0092
Templeton Foreign Smaller Companies Fund
1992     10.07     .19   (.038)     .152      (.202)   --        (.202)  10.02    1.46     6,944     0.29*    2.36    48.78
1993     10.02     .42   2.253     2.673      (.413)   --        (.413)  12.28   27.40    19,217     0.50*    4.22    52.99
1994     12.28     .23   1.540     1.770      (.220)   --        (.220)  13.83   14.56    57,854     1.22*    1.99    21.80
1995     13.83     .25   (.077)     .173      (.190)    (.588)   (.778)  13.23    1.75    50,947     1.63     1.86     9.12
1996     13.23     .35   1.880     2.230      (.254)   (1.026)  (1.280)  14.18   18.49    67,967     1.53     2.50    40.46 $.0026

+Total return measures the changes in value of an investment over the periods indicated. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value. *During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed to waive in advance a portion of its management fees. Had such action not been taken, ratios of expenses to average net assets would have been as follows:

                                      Ratio of expenses to
                                       average net assets
                                       -------------------
Templeton Pacific Growth Fund
1992 ..................................       2.50%
1993 ..................................       2.31
1994 ..................................       1.72

                                      Ratio of expenses to
                                       average net assets
                                       -------------------
Templeton Foreign Smaller Companies Fund
1992 ..................................       2.50%
1993 ..................................       2.27
1994 ..................................       1.76


FRANKLIN TEMPLETON INTERNATIONAL TRUST

Report of Independent Accountants

To the Shareholders and Board of Trustees of Franklin Templeton International Trust:

We have audited the accompanying statement of assets and liabilities of the funds comprising of the Franklin Templeton International Trust, including each fund's statement of investments in securities and net assets, as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Franklin Templeton International Trust as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

Ft. Lauderdale, Florida

November 27, 1996
Franklin Templeton International Trust Annual Report 10/31/96.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the geographic distribution of the fund's portfolio on 10/31/96, based on total net assets.


Geographic Distribution on 10/31/96

Hong Kong                           29.5%
Japan                               20.3%
Australia                           13.8%
Singapore                            6.3%
Malaysia                             5.8%
Thailand                             5.2%
Indonesia                            4.6%
China                                4.1%
Philippines                          2.8%
Pakistan                             2.7%
Other Countries                      4.9%



GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the fund with the MSCI Pacific Index, based on a $10,000 investment from 9/20/91 to 10/31/96.


Period Ending           Fund        Index

9/20/91        $ 9,552             $  10,000
9/30/91        $ 9,571             $  10,235
10/31/91       $ 9,609             $  10,672
11/30/91       $ 9,552             $   9,988
12/31/91       $ 9,899             $  10,297
1/31/92        $ 9,947             $   9,899
2/29/92        $10,149             $   9,207
3/31/92        $ 9,947             $   8,333
4/30/92        $10,101             $   7,953
5/31/92        $10,592             $   8,575
6/30/92        $10,964             $   7,903
7/31/92        $10,296             $   7,795
8/31/92        $10,025             $   8,864
9/30/92        $10,064             $   8,663
10/31/92       $10,548             $   8,359
11/30/92       $10,451             $   8,519
12/31/92       $10,260             $   8,423
1/31/93        $10,430             $   8,409
2/28/93        $10,861             $   8,818
3/31/93        $10,861             $   9,885
4/30/93        $11,612             $  11,462
5/31/93        $12,172             $  11,798
6/30/93        $11,914             $  11,607
7/31/93        $12,167             $  12,295
8/31/93        $12,895             $  12,660
9/30/93        $13,037             $  12,188
10/31/93       $14,604             $  12,461
11/30/93       $14,534             $  10,705
12/31/93       $16,511             $  11,454
1/31/94        $16,685             $  12,781
2/28/94        $16,154             $  13,112
3/31/94        $14,889             $  12,390
4/30/94        $15,103             $  12,927
5/31/94        $15,807             $  13,236
6/30/94        $15,316             $  13,672
7/31/94        $15,727             $  13,381
8/31/94        $16,427             $  13,615
9/30/94        $15,737             $  13,276
10/31/94       $15,840             $  13,613
11/30/94       $14,657             $  12,855
12/31/94       $14,748             $  12,943
1/31/95        $13,473             $  12,128
2/28/95        $14,084             $  11,830
3/31/95        $14,484             $  12,741
4/30/95        $14,663             $  13,285
5/31/95        $15,222             $  12,756
6/30/95        $14,941             $  12,218
7/31/95        $15,545             $  13,101
8/31/95        $15,355             $  12,610
9/30/95        $15,588             $  12,728
10/31/95       $14,973             $  12,111
11/30/95       $14,983             $  12,708
12/31/95       $15,610             $  13,331
1/31/96        $16,811             $  13,356
2/29/96        $16,743             $  13,208
3/31/96        $16,653             $  13,614
4/30/96        $17,360             $  14,310
5/31/96        $17,383             $  13,690
6/30/96        $17,143             $  13,696
7/31/96        $16,247             $  13,069
8/31/96        $16,569             $  12,726
9/30/96        $16,959             $  13,144
10/31/96       $16,649             $  12,535


GRAPHIC MATERIAL (3)

This chart shows in pie format the geographic breakdown of the fund's securities on 10/31/96, based on total net assets.


Geographic Distribution on 10/31/96

Europe                              64.8%
Asia                                15.4%
Australia & New Zealand              5.9%
North America                        5.4%
Latin America                        4.2%
Short-Term Obligations &             4.3%
   Other Net Assets



GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the fund with the MSCI EAFE Index, based on a $10,000 investment from 9/20/91 to 10/31/96.


Period Ending           Fund        Index

9/20/91         $   9,552   $     10,000
9/30/91         $   9,571   $     10,189
10/31/91        $   9,609   $     10,336
11/30/91        $   9,523   $      9,856
12/31/91        $   9,904   $     10,369
1/31/92         $  10,019   $     10,150
2/29/92         $  10,115   $      9,790
3/31/92         $   9,721   $      9,146
4/30/92         $   9,942   $      9,192
5/31/92         $  10,471   $      9,810
6/30/92         $  10,274   $      9,348
7/31/92         $  10,041   $      9,111
8/31/92         $  10,099   $      9,686
9/30/92         $   9,934   $      9,498
10/31/92        $   9,749   $      9,002
11/30/92        $   9,905   $      9,090
12/31/92        $   9,992   $      9,140
1/31/93         $   9,845   $      9,142
2/28/93         $  10,021   $      9,420
3/31/93         $  10,256   $     10,245
4/30/93         $  10,637   $     11,220
5/31/93         $  10,969   $     11,460
6/30/93         $  10,620   $     11,284
7/31/93         $  10,802   $     11,681
8/31/93         $  11,490   $     12,314
9/30/93         $  11,449   $     12,039
10/31/93        $  12,420   $     12,413
11/30/93        $  12,066   $     11,330
12/31/93        $  13,291   $     12,151
1/31/94         $  14,287   $     13,181
2/28/94         $  14,053   $     13,147
3/31/94         $  13,555   $     12,583
4/30/94         $  13,657   $     13,120
5/31/94         $  13,708   $     13,048
6/30/94         $  13,323   $     13,234
7/31/94         $  13,878   $     13,365
8/31/94         $  14,300   $     13,685
9/30/94         $  13,971   $     13,256
10/31/94        $  14,228   $     13,701
11/30/94        $  13,518   $     13,046
12/31/94        $  13,276   $     13,130
1/31/95         $  12,951   $     12,629
2/28/95         $  13,157   $     12,596
3/31/95         $  13,113   $     13,386
4/30/95         $  13,720   $     13,893
5/31/95         $  13,991   $     13,732
6/30/95         $  14,345   $     13,494
7/31/95         $  15,024   $     14,338
8/31/95         $  14,586   $     13,794
9/30/95         $  14,947   $     14,068
10/31/95        $  14,477   $     13,693
11/30/95        $  14,542   $     14,078
12/31/95        $  14,698   $     14,648
1/31/96         $  15,225   $     14,711
2/29/96         $  15,644   $     14,764
3/31/96         $  15,884   $     15,082
4/30/96         $  16,363   $     15,524
5/31/96         $  16,602   $     15,241
6/30/96         $  16,657   $     15,331
7/31/96         $  16,125   $     14,886
8/31/96         $  16,524   $     14,922
9/30/96         $  16,730   $     15,322
10/31/96        $  17,153   $     15,169